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      As filed with the Securities and Exchange Commission on June 26, 2002
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            BJ'S WHOLESALE CLUB, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                           04-3360747
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

 One Mercer Road, Natick, Massachusetts                          01760
(Address of Principal Executive Offices)                      (Zip Code)


                      1997 STOCK INCENTIVE PLAN, AS AMENDED
                            (Full Title of the Plan)

              John J. Nugent, President and Chief Executive Officer
                            BJ's Wholesale Club, Inc.
                                 One Mercer Road
                           Natick, Massachusetts 01760
                     (Name and Address of Agent for Service)

                                 (508) 651-7400
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

--------------------- -------------- ----------- --------------- --------------
                                      Proposed     Proposed
     Title of                          Maximum     Maximum
    Securities                        Offering    Aggregate         Amount of
      to be            Amount to be    Price       Offering       Registration
    Registered          Registered    Per Share     Price             Fee
    ----------         ------------   ---------   ---------       ------------
--------------------- -------------- ----------- --------------- --------------

Common Stock, $0.01     2,000,000     $40.41(1)  $80,820,000(1)      $7,435
par value                 shares
--------------------- -------------- ----------- --------------- --------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the New York Stock Exchange on June 25, 2002, in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

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PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in documents sent or given to participants in the Registrant's 1997 Stock Incentive Plan, as amended, pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement of Incorporation by Reference

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statements on Form S-8, File Nos. 333-31015 and 333-79881, filed by the Registrant on July 10, 1997 and June 3, 1999, respectively, relating to the Registrant's 1997 Stock Incentive Plan, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, Massachusetts on June 26, 2002.

                                  BJ'S WHOLESALE CLUB, INC.



                                  By:  /s/ JOHN J. NUGENT
                                       -------------------------------------
                                       John J. Nugent
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of BJ's Wholesale Club, Inc., hereby severally constitute John J. Nugent, Frank D. Forward, Arthur T. Silk, Jr. and Sarah M. Gallivan, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable BJ's Wholesale Club, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.


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         Pursuant to the requirements of the Securities Act, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                            Title                       Date
      ---------                            -----                       ----

/s/ JOHN J. NUGENT               President, Chief Executive        June 26, 2002
-------------------------------  Officer and Director
John J. Nugent                   (Principal Executive Officer)


/s/ FRANK D. FORWARD             Executive Vice President and      June 26, 2002
-------------------------------  Chief Financial Officer
Frank D. Forward                 (Principal Financial and
                                 Accounting Officer)


/s/ HERBERT J. ZARKIN            Chairman of the Board of          June 26, 2002
-------------------------------  Directors
Herbert J. Zarkin


/s/ S. JAMES COPPERSMITH         Director                          June 26, 2002
-------------------------------
S. James Coppersmith


/s/ RONALD R. DION               Director                          June 26, 2002
-------------------------------
Ronald R. Dion


/s/ KERRY L. HAMILTON            Director                          June 26, 2002
-------------------------------
Kerry L. Hamilton


/s/ BERT N. MITCHELL             Director                          June 26, 2002
-------------------------------
Bert N. Mitchell


/s/ THOMAS J. SHIELDS            Director                          June 26, 2002
-------------------------------
Thomas J. Shields


/s/ LORNE R. WAXLAX              Director                          June 26, 2002
-------------------------------
Lorne R. Waxlax


/s/ EDWARD J. WEISBERGER         Director                          June 26, 2002
-------------------------------
Edward J. Weisberger


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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

4.1 Specimen Certificate of Common Stock, $0.01 par value per share, of the Registrant is incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-25511)

4.2 Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (File No. 333-31015)

4.3 Amended and Restated By-Laws of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K, dated April 7, 1999 (File No. 001-13143)

4.4 Rights Agreement, dated as of July 10, 1997, between the Registrant and First Chicago Trust Company of New York is incorporated herein by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated July 10, 1997 (File No. 001-13143)

4.5 Amendment No. 1 to Rights Agreement, dated as of February 4, 1999, by and between the Registrant and First Chicago Trust Company of New York is incorporated herein by reference to Exhibit 2 to the Company's Amendment No. 1 to Registration Statement on Form 8-A/A, dated March 5, 1999 (File No. 001-13143)

5       Opinion of Hale and Dorr LLP

23.1    Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2    Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (included in the signature pages of this Registration Statement)


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